NextPlay Technologies, Inc. 8-K

Exhibit 10.1

THE EXCHANGE CONTEMPLATED HEREIN IS INTENDED TO COMPORT WITH THE REQUIREMENTS OF SECTION 3(a)(9) OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) is entered into as of August 16, 2021 (the “Effective Date”) by and between Streeterville Capital, LLC, a Utah limited liability company (“Lender”), and NextPlay Technologies, Inc., a Nevada corporation (f/k/a Monaker Group, Inc., a Nevada corporation) (“Borrower”). Capitalized terms used in this Agreement without definition shall have the meanings given to them in the Transaction Documents (as defined below).

A.                Borrower previously sold and issued to Lender that certain Secured Promissory Note dated November 23, 2020 in the original principal amount of $5,520,000.00 (the “Original Note”) pursuant to that certain Note Purchase Agreement dated November 23, 2020 by and between Lender and Borrower (the “Purchase Agreement,” and together with the Original Note and all other documents entered into in conjunction therewith, the “Transaction Documents”).

B.                 Subject to the terms of this Agreement, Borrower and Lender desire to partition a new Secured Promissory Note in the original principal amount of $270,000.00 (the “Partitioned Amount”) from the Original Note and then cause the outstanding balance of the Original Note to be reduced by an amount equal to the Partitioned Amount.

C.                 Borrower and Lender further desire to exchange (such exchange is referred to as the “Note Exchange”) the Partitioned Amount for 135,000 shares of the Borrower’s Common Stock, par value $0.00001 (the “Common Stock”, and such 135,000 shares of Common Stock, the “Exchange Shares”), according to the terms and conditions of this Agreement.

D.                The Note Exchange will consist of Lender surrendering the Partitioned Amount in exchange for the Exchange Shares, which will be issued free of any restrictive securities legend.

E.                 Other than the surrender of the Partitioned Amount, no consideration of any kind whatsoever shall be given by Lender to Borrower in connection with this Agreement.

F.                  Lender and Borrower now desire to exchange the Partitioned Amount for the Exchange Shares on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                  Recitals and Definitions. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Agreement are true and accurate, are contractual in nature, and are hereby incorporated into and made a part of this Agreement.

2.                  Partition. Effective as of the date hereof, Borrower and Lender agree that the Partitioned Amount is hereby partitioned from the Original Note. Following such partition of the Original Note, Borrower and Lender agree that the Original Note shall remain in full force and effect, provided that the outstanding balance of the Original Note shall be reduced by an amount equal to the Partitioned Amount. For avoidance of doubt, the rights, duties, obligations, remedies of Borrower and Lender, and other terms and conditions of the Original Note shall remain unchanged upon the entering into of this Agreement, except with respect to the reduction in the outstanding balance by the amount of the Partitioned Amount.

3.                  Issuance of Shares. Pursuant to the terms and conditions of this Agreement, the Note Exchange shall occur with Borrower delivering the Exchange Shares to Lender against Lender surrendering the Partitioned Note to Borrower on the Closing Date (as defined below). Upon delivery of the Exchange Shares, the Partitioned Note shall be cancelled and all obligations of Borrower under the Partitioned Note shall be deemed fulfilled. All Exchange Shares delivered hereunder shall be delivered via DWAC to Lender’s designated brokerage account. Borrower agrees to provide all necessary cooperation or assistance that may be required to cause all Exchange Shares delivered hereunder to become Free Trading (the first date on which all Exchange Shares become Free Trading, the “Free Trading Date”). For purposes hereof, the term “Free Trading” means that (a) the Exchange Shares have been cleared and approved for public resale by the compliance departments of Lender’s brokerage firm and the clearing firm servicing such brokerage, and (b) such shares are held in the name of the clearing firm servicing Lender’s brokerage firm and have been deposited into such clearing firm’s account for the benefit of Lender.

4.                  Closing. The closing of the transaction contemplated hereby (the “Closing”) along with the delivery of the Exchange Shares to Lender shall occur on the date that is mutually agreed to by Borrower and Lender by means of the exchange by express courier and email of .pdf documents, but shall be deemed to have occurred at the offices of Hansen Black Anderson Ashcraft PLLC in Lehi, Utah.

5.                  Holding Period, Tacking and Legal Opinion. Borrower represents, warrants and agrees that for the purposes of Rule 144 (“Rule 144”) of the Securities Act of 1933, as amended (the “Securities Act”), the holding period of the Partitioned Amonut and the Exchange Shares will include Lender’s holding period of the Original Note from November 23, 2020. Borrower agrees not to take a position contrary to this Section 5 in any document, statement, setting, or situation. Borrower agrees to take all action necessary to issue the Exchange Shares without restriction, and not containing any restrictive legend without the need for any action by Lender; provided that the applicable holding period has been met. In furtherance thereof, prior to the Closing, counsel to Lender may, in its sole discretion, provide an opinion that: (a) the Exchange Shares may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions; and (b) the transactions contemplated hereby and all other documents associated with this transaction comport with the requirements of Section 3(a)(9) of the Securities Act. Borrower represents that it is not subject to Rule 144(i). The Exchange Shares are being issued in substitution of and exchange for and not in satisfaction of the Partitioned Amount. The Exchange Shares shall not constitute a novation or satisfaction and accord of the Partitioned Amount. Borrower acknowledges and understands that the representations and agreements of Borrower in this Section 5 are a material inducement to Lender’s decision to consummate the transactions contemplated herein.

6.                  Borrower’s Representations, Warranties and Agreements. In order to induce Lender to enter into this Agreement, Borrower, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows: (a) Borrower has full power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action, (b) no consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Agreement or the performance of any of the obligations of Borrower hereunder, (c) no Event of Default has occurred under the Original Note and any Events of Default that may have occurred thereunder have not been, and are not hereby, waived by Lender, (d) except as specifically set forth herein, nothing herein shall in any manner release, lessen, modify or otherwise affect Borrower’s obligations under the Original Note, (e) the issuance of the Exchange Shares is duly authorized by all necessary corporate action and the Exchange Shares are validly issued, fully paid and non-assessable, free and clear of all taxes, liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description, (f) Borrower has not received any consideration in any form whatsoever for entering into this Agreement, other than the surrender of the Partitioned Amount, and (g) Borrower has taken no action which would give rise to any claim by any person for a brokerage commission, placement agent or finder’s fee or other similar payment by Borrower related to this Agreement.

7.                  Lender’s Representations, Warranties and Agreements. In order to induce Borrower to enter into this Agreement, Lender, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows: (a) Lender has full power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action, (b) no consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Agreement or the performance of any of the obligations of Lender hereunder, (c) Lender has taken no action which would give rise to any claim by any person for a brokerage commission, placement agent or finder’s fee or other similar payment by Borrower related to this Agreement, (d) Lender is not currently an affiliate of the Borrower and has not been an affiliate of the Borrower for the prior three months, and (f) Lender, together with its affiliates, does not, and will not following the receipt of the Exchange Shares, beneficially own more than 4.99% of the number of shares of Common Stock outstanding on the Effective Date. For purposes of Section 7(f), beneficial ownership of Common Stock will be determined pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended.

8.                  Governing Law; Venue. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Utah or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Utah. The provisions set forth in the Purchase Agreement to determine the proper venue for any disputes are incorporated herein by this reference. The parties agree that the Arbitration Provisions shall apply to any dispute that may arise between Borrower and Lender under this Agreement. BORROWER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

9.                  Arbitration of Claims. This Agreement shall be subject to the Arbitration Provisions.

10.              Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission or other electronic transmission (including email) shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile transmission or other electronic transmission (including email) shall be deemed to be their original signatures for all purposes.

11.              Attorneys’ Fees. In the event of any arbitration or action at law or in equity to enforce or interpret the terms of this Agreement, the parties agree that the party who is awarded the most money shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys’ fees and expenses  paid by such prevailing party in connection with the arbitration, litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses  giving rise to the fees and expenses.  Nothing herein shall restrict or impair an arbitrator’s or a court’s power to award fees and expenses for frivolous or bad faith pleading.

12.              No Reliance. Borrower acknowledges and agrees that neither Lender nor any of its officers, directors, members, managers, equity holders, representatives or agents has made any representations or warranties to Borrower or any of its agents, representatives, officers, directors, or employees except as expressly set forth in this Agreement and the Transaction Documents and, in making its decision to enter into the transactions contemplated by this Agreement, Borrower is not relying on any representation, warranty, covenant or promise of Lender or its officers, directors, members, managers, equity holders, agents or representatives other than as set forth in this Agreement.

13.              Severability. If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted and the balance of this Agreement shall remain in full force and effect.

14.              Entire Agreement. This Agreement, together with the Transaction Documents, and all other documents referred to herein, supersedes all other prior oral or written agreements between Borrower, Lender, its affiliates and persons acting on its behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Lender nor Borrower makes any representation, warranty, covenant or undertaking with respect to such matters.

15.              Amendments. This Agreement may be amended, modified, or supplemented only by written agreement of the parties. No provision of this Agreement may be waived except in writing signed by the party against whom such waiver is sought to be enforced.

16.              Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Lender hereunder may be assigned by Lender to a third party, including its financing sources, in whole or in part. Borrower may not assign this Agreement or any of its obligations herein without the prior written consent of Lender.

17.              Continuing Enforceability; Conflict Between Documents. Except as otherwise modified by this Agreement, the Original Note and each of the other Transaction Documents shall remain in full force and effect, enforceable in accordance with all of its original terms and provisions. This Agreement shall not be effective or binding unless and until it is fully executed and delivered by Lender and Borrower. If there is any conflict between the terms of this Agreement, on the one hand, and the Original Note or any other Transaction Document, on the other hand, the terms of this Agreement shall prevail.

18.              Time of Essence. Time is of the essence with respect to each and every provision of this Agreement.

19.              Notices. Unless otherwise specifically provided for herein, all notices, demands or requests required or permitted under this Agreement to be given to Borrower or Lender shall be given as set forth in the “Notices” section of the Purchase Agreement.

20.              Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

BORROWER:

NEXTPLAY TECHNOLOGIES, INC.

By: /s/ Bill Kerby
Name: Bill Kerby

Title: Co-CEO

LENDER:

STREETERVILLE CAPITAL, LLC

By:    /s/ John Fife

       John M. Fife, President

[Signature Page to Exchange Agreement]